Related Party Disclosures - Summary of Aggregate Value of Transactions Related to Key Management Personnel (Details) - Key Management Personnel of Entity or Parent - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Disclosure Of Transactions Between Related Parties [Line Items]
Consulting services / patent assignment	€ 56	€ 25	€ 25
Purchases of various goods and services from TRON	9,968	11,160	6,553
Total	€ 10,024	€ 11,185	€ 6,578